UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2019

TRANS-LUX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware                                     1-2257                               13-1394750

(State or other jurisdiction                 (Commission                      (IRS Employer

of incorporation)                              File Number)                     Identification No.)

    135 East 57th Street, 14th Floor, New York, NY                                         10022

               (Address of principal executive offices)                                                 (zip code)

Registrant’s telephone number, including area code: (800) 243-5544

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.       Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2019, Trans-Lux Corporation (the “Company”) filed a certificate of amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, with the Delaware Secretary of State to increase the authorized shares of common stock, $0.001 par value per share (the “Common Stock”), to 30,000,000 and the authorized shares of preferred stock, $0.001 par value per share to 2,500,000 shares and filed an Amended and Restated Certificate of Designation of Series B Convertible Preferred Stock (the “Amended and Restated Certificate of Designations”) with the Delaware Secretary of State to reduce the conversion price of the Company’s Series B Convertible Preferred Stock to $2.00 per share.  As further discussed in Item 5.07, the Company was authorized to implement these actions twenty days after the mailing to the non-consenting stockholders of the Company’s Schedule 14C (the “Schedule 14C”).

Copies of the Charter Amendment and the Amended and Restated Certificate of Designation are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.07.       Submission of Matters to a Vote of Security Holders.

As described in the Schedule 14C, the Company received the written consent of the requisite vote, including separate votes by the holders of the Company’s Common Stock and Series B Convertible Preferred Stock, to approve the Charter Amendment and also received the written consent of the requisite vote to approve the Amended and Restated Certificate of Designation.  The Schedule 14C was mailed to the non-consenting stockholders and filed with the Securities Exchange Commission on January 7, 2019 and accordingly the Company could effectuate the filing of the Charter Amendment and the Amended and Restated Certificate of Designation in Delaware on January 28, 2019.

Item 9.01.       Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

3.1

Certificate of Amendment of the Amended and Restated Certificate of

Incorporation of Trans-Lux Corporation

3.2

Amended and Restated Certificate of Designation of Trans-Lux Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2019	TRANS-LUX CORPORATION

	By:	/s/ Todd Dupee
		Name:	Todd Dupee
		Title:	Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.

Description

3.1

Certificate of Amendment of the Amended and Restated Certificate of

Incorporation of Trans-Lux Corporation

3.2

Amended and Restated Certificate of Designation of Trans-Lux

Corporation